SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 28, 2001


                          PATHOBIOTEK DIAGNOSTICS INC.
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             (Exact name of registrant as specified in its charter)


      Texas                       000-28519                  76-0510754
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)

4800 Research Forest Drive, The Woodlands, TX         77381- 4142
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(Address of principal executive offices)              (Postal Code)


Registrant's telephone number, including area code:    (281) 364-6054
                                                       --------------



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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

                Effective as of September 7, 2001, shares of the Company's Common Stock have been reverse-split, one new share for forty old shares, except no shareholder shall be reduced to less than 10 shares.

Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                None.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 28, 2001                 PATHOBIOTEK DIAGNOSTICS, INC.



                                      By: /s/ Robert C. Simpson
                                          --------------------------------------
                                          Robert C. Simpson, President